UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2019

CERECOR INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-37590		45-0705648
(Commission File Number)		(IRS Employer Identification No.)

540 Gaither Road, Suite 400, Rockville, Maryland 20850 (Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CERC	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.     Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 5, 2019, Cerecor Inc., a Delaware corporation (“Cerecor”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Genie Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Cerecor, Second Genie Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Cerecor, and Aevi Genomic Medicine, Inc., a Delaware corporation (“Aevi”). The Merger Agreement and the Merger (as defined below) have been approved by the board of directors of Cerecor (the “Board”) and the board of directors of Aevi.

The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, the transaction is to be structured as a two-step merger (the “Merger”) of a wholly owned subsidiary of Cerecor with and into Aevi, and then promptly thereafter, the surviving company of the first merger will merge into a wholly owned limited liability company of Cerecor. The surviving company from the second merger will be disregarded as an entity separate from Cerecor for U.S. federal income tax purposes. Cerecor will retain its public reporting and current NASDAQ listing status.

At the effective time of the Merger (the “Effective Time”), all outstanding common stock of Aevi (other than canceled shares or dissenting shares), par value of $0.0001 per share, will be converted into the right to receive (i) the fraction of a share of Cerecor common stock at a ratio equal to (A) $16.1 million, less an amount of up to $500,000, divided by the number of fully diluted shares of Aevi common stock immediately prior to the Effective Time, divided by (B) the average of (x) the volume weighted average price of Cerecor’s common stock for the 20 trading days ending two trading days prior to the execution of the Merger Agreement, and (y) the volume weighted average price for the 20 trading days ending two trading days prior to the closing date; (ii) one contingent value right (a “CVR”), which represents the right to receive contingent payments of up to $6.5 million, to be paid in cash or Cerecor common stock in the sole discretion of Cerecor, upon the achievement of certain milestones in accordance with the Contingent Value Rights Agreement (the “CVR Agreement”); and (iii) cash in lieu of fractional shares of Cerecor common stock. The amount, if any, by which the purchase price might be reduced is based on the amount by which Aevi’s net assets are less than a target net asset amount. The target net asset amount is initially negative $1.3 million, which amount will decrease (meaning it will become a more negative number) by $7,142.86 for each day after December 31, 2019, until and including the date of the closing of the Merger. Additionally, each outstanding Aevi stock option will be cancelled prior to the effective time of the Merger and each outstanding Aevi warrant will be exercised on a cashless basis prior to the effective time of the Merger.

Immediately following the Effective Time, the Board will appoint Mike Cola, the current Chief Executive Officer of Aevi, as the Chief Executive Officer of Cerecor and appoint Dr. Garry Neil, the current Chief Science Officer of Aevi, as the Chief Medical Officer of Cerecor.

Each of Cerecor and Aevi have made customary representations, warranties and covenants in the Merger Agreement. The completion of the Merger is subject to effectiveness of a Cerecor registration statement on Form S-4, approval of Aevi stockholders and other customary closing conditions. If the Merger Agreement is terminated by Cerecor or Aevi in order to enter into a superior alternative transaction, the terminating party will be obligated to pay the other a termination fee equal to $600,000 in cash, plus in the case of termination by Aevi, the amount then-outstanding under the Notes (as defined below).

In connection with the execution of the Merger Agreement, certain stockholders of Aevi entered into a voting agreement with Cerecor and Aevi covering approximately 36.0% of the outstanding shares of common stock of Aevi, as of the date of the Merger Agreement (the “Voting Agreement”). The Voting Agreement provides, among other things, that each stockholder party to the Voting Agreement will vote all of the Aevi common stock held by them in favor of the Merger at the Aevi stockholder meeting.

Additionally, in connection with the Merger Agreement, Cerecor agreed to fund certain expenses of Aevi related to the exercise of an option to license certain intellection property assets, as well as fund the operating expenses of Aevi from December 5, 2019 through the earlier of the termination of the Merger Agreement or the closing of the Merger. Cerecor received from Aevi two promissory notes in consideration for the loans for such expenses (the “Notes”).

In order to ensure Cerecor has adequate capital available to fund its own operations and Aevi’s operations prior to the closing of the Merger, Cerecor entered into a Backstop Agreement with Armistice Capital Master Fund Ltd. (“Armistice”), pursuant to which Armistice has agreed to buy from Cerecor, at Cerecor’s request, up to $15 million in shares of Cerecor common stock, less the dollar amount of gross proceeds, if any, received by Cerecor from a sale of its equity or equity-linked securities or from the sale of a certain asset (the “Backstop Agreement”). The price per share paid by Armistice will be equal to the closing price of Cerecor’s common stock on the date Cerecor submits a notice requiring Armistice to purchase shares (a “Closing Notice”). Unless earlier terminated, Cerecor may access this financing until March 20, 2020. To access the loan, Cerecor must meet customary conditions. Armistice is a significant stockholder of Cerecor and its chief investment officer, Steven Boyd, currently sits on Cerecor’s Board.

The foregoing description of the Merger Agreement, the form of CVR Agreement, the form of Voting Agreement, the two Notes and the Backstop Agreement (together, the “Transaction Documents”) does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, the form of CVR Agreement, the form of Voting Agreement, the two Notes and the Backstop Agreement, which are attached hereto as Exhibit 2.1, Exhibit 10.1 Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and incorporated herein by reference. The Transaction Documents have been attached as exhibits to this report in order to provide investors and shareholders with information regarding their terms. They are not intended to provide any other financial information about Cerecor, Aevi, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of those agreements and as of specific dates, are solely for the benefit of the parties to the Transaction Documents, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Documents instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of Cerecor, Aevi or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures by Cerecor. Additional details regarding the Merger and the Transaction Documents will be described in a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement of Aevi and a prospectus of Cerecor.

Additional Information about the Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities of Aevi or Cerecor or the solicitation of any vote or approval. In connection with the proposed Merger, Cerecor will file with the SEC a Registration Statement on Form S-4 containing a proxy statement/prospectus. The proxy statement/prospectus will contain important information about Aevi, Cerecor, the Merger and related matters. Aevi will mail or otherwise deliver the proxy statement/prospectus to its stockholders when it becomes available. Investors and security holders of Aevi and Cerecor are urged to read carefully the proxy statement/prospectus relating to the Merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed Merger.

Investors and security holders of Aevi and Cerecor will be able to obtain free copies of the proxy statement/prospectus for the proposed Merger (when it is available) and other documents filed with the SEC by Aevi and Cerecor through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of Aevi will be able to obtain free copies of the proxy statement/prospectus for the proposed Merger (when it is available) by contacting Aevi, Attn: Mike McInaw , michael.mcinaw@aevigenomics.com. Investors and security holders of Cerecor will be able to obtain free copies of the proxy statement/prospectus for the merger by contacting Cerecor, Attn: James Harrell, jharrell@cerecor.com.

Participants in the Merger

Aevi, Cerecor and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aevi in respect of the transactions contemplated by the Merger Agreement between Aevi and Cerecor. Information regarding Aevi’s directors and executive officers is contained in Aevi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 29, 2019, and will also be available in the proxy statement/prospectus that will be filed by Cerecor with the SEC in connection with the proposed Merger. Information regarding Cerecor’s directors and executive officers is contained in Cerecor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019, and will also be available in the proxy statement/prospectus that will be filed by Cerecor with the SEC in connection with the proposed Merger.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and as that term is defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, Aevi’s and Cerecor’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are sometimes identified by their use of the terms and phrases such as “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning, “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or the negative of such terms and other comparable terminology. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond the control of either company. Actual results may differ materially from current projections.

Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the timing and completion of the Merger, the parties’ ability to satisfy the closing conditions of the Merger Agreement, the failure by Aevi or Cerecor to secure and maintain relationships with collaborators and/or investors; risks relating to clinical trials; risks relating to the commercialization, if any, of Aevi’s or Cerecor’s proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); dependence on the efforts of third parties; dependence on intellectual property; and risks that Aevi or Cerecor may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect Aevi’s and Cerecor’s respective businesses, financial conditions and results of operations are contained in Aevi’s and Cerecor’s filings with the SEC, which are available at www.sec.gov. The forward-looking statements represent Aevi’s and Cerecor’s estimate as of the date hereof only, and Aevi and Cerecor specifically disclaim any duty or obligation to update forward-looking statements.

Item 3.02.     Unregistered Sales of Equity Securities.

The shares of Cerecor’s common stock that might be issued pursuant to the Backstop Agreement, as described in Item 1.01, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and would be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act because such issuance does not involve a public offering. The information disclosed in response to Item 1.01 is incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

On December 5, 2019, Cerecor issued a press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated December 5, 2019, by and among Cerecor Inc., Genie Merger Sub, Inc., Second Genie Merger Sub LLC and Aevi Genomic Medicine, Inc.

10.1	Form of Contingent Value Rights Agreement by and between Cerecor Inc. and Rights Agent.

10.2	Form of Voting Agreement, dated December 5, 2019, by and among Cerecor Inc., Aevi Genomic Medicine, Inc. and certain Holders named therein.

10.3	Promissory Note for License Expenses, dated December 5, 2019, by and between Cerecor Inc. and Aevi Genomic Medicine, Inc.

10.4	Promissory Note for Operating Expenses, dated December 5, 2019, by and between Cerecor Inc. and Aevi Genomic Medicine, Inc.

10.5*	Backstop Agreement, dated December 5, 2019, by and between Cerecor Inc. and Armistice Capital Master Fund Ltd.

99.1	Press Release dated December 5, 2019, entitled “Cerecor to acquire Aevi Genomic Medicine.”

*
The schedules and exhibits to the Agreement and Plan of Merger and Reorganization and Backstop Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Cerecor will furnish copies of any such schedules or exhibits to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

Date: December 5, 2019	/s/ Joseph M. Miller
Joseph M. Miller
Chief Financial Officer

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